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                                                                   EXHIBIT 10.41

Kontron Embedded Computers AG
Oskar-von-Miller Strasse 1
85386 Eching





January 29, 2001


Arthur Andersen LLP
45 South Seventh Street
Minneapolis, MN  55402



Dear Sirs:

In connection with your audit of FieldWorks, Inc. for the year ended December 31, 2000, we make the following representation:


         1. Due to the current financial condition of FieldWorks, Inc., Kontron Embedded Computers will provide FieldWorks, Inc. financial support to enable FieldWorks, Inc. to meet its cash flow needs and obligations as and when they fall due through the period ended December 31, 2001.



                                                   /s/ Hannes Niederhauser
                                                   -----------------------

                                                   Hannes Niederhauser
                                                   President, CEO
                                                   Kontron Embedded Computers